UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 13, 2005
CONNETICS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3160 Porter Drive, Palo Alto, California 94304

Address of principal executive offices)(zip code)
(650) 843-2800

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement
     On October 13, 2005, Dr. Eugene Bauer resigned as a member of the Board of Directors of Connetics Corporation (the “Company”) effective October 14, 2005. As a result of Dr. Bauer’s resignation, the consulting agreements dated November 17, 1993 and January 1, 2002, and the change of control agreement dated January 1, 2002, between Dr. Bauer and the Company terminated on October 14, 2005.
     A copy of the consulting agreement dated November 17, 1993 between Dr. Bauer and the Company is attached as Exhibit 10.18 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on December 8, 1995 (Registration Statement No. 33-80261) and is incorporated into this Item 1.02 by reference.
     A copy of the consulting agreement dated January 1, 2002 between Dr. Bauer and the Company is attached as Exhibit 10.12 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 and is incorporated into this Item 1.02 by reference.
     A copy of the form of change of control agreement between Dr. Bauer and the Company is attached as Exhibit 10.13 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on June 20, 2005 (Registration Statement No. 333-125982) and is incorporated into this Item 1.02 by reference.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On October 13, 2005, Dr. Eugene Bauer notified the Company of his intent to resign as a member of the Board of Directors of Connetics Corporation effective October 14, 2005. On October 13, 2005, Dr. Bauer was also named Director Emeritus by the Company’s Board of Directors, effective October 14, 2005. As Director Emeritus, Dr. Bauer may attend non-executive sessions of the Board of Directors and committee meetings but he may not vote. The position of Director Emeritus is an unpaid position.
     On October 17, 2005, Connetics Corporation issued a press release announcing Dr. Bauer’s resignation from the Company’s Board of Directors and his election as Director Emeritus. A copy of the press release announcing those events is furnished as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit No.	Description
10.1*	Consulting Agreement between Dr. Eugene Bauer and the Company dated November 17, 1993 (incorporated by reference to Exhibit 10.18 to the Company’s Registration Statement of Form S-1 filed with the Securities and Exchange Commission on December 8, 1995 (Registration Statement No. 33-80261)).

10.2*	Consulting Agreement between Dr. Eugene Bauer and the Company dated January 1, 2002 (incorporated by reference to Exhibit 10.12 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002).

10.3*	Form of Change of Control Agreement between Dr. Eugene Bauer and the Company dated January 1, 2002 (incorporated by reference to Exhibit 10.13 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on June 20, 2005 (Registration Statement No. 333-125982)).

99.1	Press Release dated October 17, 2005.

*	Incorporated by this reference to the previous filing, as indicated.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION

By:	/s/ Katrina J. Church
Katrina J. Church
Executive Vice President, General Counsel and Secretary

Date: October 18, 2005

EXHIBIT INDEX

Exhibit
No.	Description
10.1*	Consulting Agreement between Dr. Eugene Bauer and the Company dated November 17, 1993 (incorporated by reference to Exhibit 10.18 to the Company’s Registration Statement of Form S-1 filed with the Securities and Exchange Commission on December 8, 1995 (Registration Statement No. 33-80261)).

10.2*	Consulting Agreement between Dr. Eugene Bauer and the Company dated January 1, 2002 (incorporated by reference to Exhibit 10.12 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002).

10.3*	Change of Control Agreement between Dr. Eugene Bauer and the Company dated January 1, 2002 (incorporated by reference to Exhibit 10.13 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on June 20, 2005 (Registration Statement No. 333-125982)).

99.1	Press Release dated October 17, 2005.

*	Incorporated by this reference to the previous filing, as indicated.